SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): July 22, 2002

                          The Warnaco Group, Inc.
             (Exact Name of Registrant as Specified in Charter)

                                  Delaware
               (State or Other Jurisdiction of Incorporation)


             1-10857                                   95-4032739
    (Commission File Number)               (IRS Employer Identification No.)


                   90 Park Avenue
                    New York, NY                                  10016
      (Address of Principal Executive Offices)                   (Zip Code)


     Registrant's telephone number, including area code: (212) 661-1300


                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

         On July 22, 2002, The Warnaco Group, Inc. (the "Company") issued a press release announcing the election of Richard Karl Goeltz to the Company's Board of Directors. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

              Exhibit No.         Description

              99.1 Press release, dated July 22, 2002, announcing the election of Richard Karl Goeltz to the Company's Board of Directors



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2002
                                        The Warnaco Group, Inc.


                                        By:   Stanley P. Silverstein
                                           ----------------------------------
                                        Name:  Stanley P. Silverstein
                                        Title: Vice President, General Counsel
                                               and Secretary




                                                               EXHIBIT 99.1


                WARNACO ELECTS RICHARD KARL GOELTZ TO BOARD

NEW YORK - JULY 22, 2002 - The Warnaco Group, Inc. (OTC: WACGQ.OB) today announced the election of Richard Karl Goeltz to the Company's Board of Directors.

Mr. Goeltz brings with him more than 30 years of leadership experience in major global corporations. From 1996 until his retirement in 2000, Mr. Goeltz served as Vice Chairman and Chief Financial Officer of the American Express Company. Previously, he was Group Chief Financial Officer and a Director of NatWest Group, the parent company of National Westminster. Prior to joining NatWest, Mr. Goeltz served The Seagram Company for over 20 years in a variety of management positions. Mr. Goeltz has also held various financial positions in the treasurer's department of Exxon Corporation in New York and Central America.

Mr. Goeltz received his M.B.A. from Columbia Business School and his B.A. in economics from Brown University. He also studied at the London School of Economics and New York University.

Stuart D. Buchalter, Chairman of the Board said, "It is with distinct pleasure that we welcome Richard to the Warnaco Board. With his impressive track record, Goeltz will be an excellent addition to the Board and we look forward to his contributions."

About The Warnaco Group, Inc.

The Warnaco Group, Inc., headquartered in New York, is a leading manufacturer of intimate apparel, menswear, jeanswear, swimwear, men's and women's sportswear, better dresses, fragrances and accessories sold under such brands as Warner's(R), Olga(R), Lejaby(R), Bodyslimmers(R), Chaps by Ralph Lauren(R), Calvin Klein(R) men's and women's underwear, men's accessories, and men's, women's, junior women's and children's jeans, Speedo(R)/Authentic Fitness(R) men's, women's and children's swimwear, sportswear and swimwear accessories, Polo by Ralph Lauren(R) women's and girls' swimwear, Anne Cole Collection(R), Cole of California(R) and Catalina(R) swimwear, and A.B.S.(R) Women's sportswear and better dresses.